UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 30, 2005
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                            UNIVERSITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-16023                  38-2929531
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(State or other jurisdiction       (Commission           (I.R.S. Employer
  of incorporation)                File Number)          Identification No.)


2015 Washtenaw Avenue, Ann Arbor, Michigan                    48104
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (734) 741-5858
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Item 1.01 Entry into a Material Definitive Agreement

The Company forms Sharia'a compliant banking subsidiary.

                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 13, 2006                     University Bancorp, Inc.

                                            /s/ Stephen Lange Ranzini
                                            --------------------------------
                                            Stephen Lange Ranzini